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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 19, 2006
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                           MEDICAL NUTRITION USA, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                      0-18349                   11-3686984
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

                  10 West Forest Avenue
                  Englewood, New Jersey                        07631
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         (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number including area code: (201) 569-1188

                                 Not Applicable
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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  Results of Operations and Financial Condition
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         The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition." On April 19, 2006, Medical Nutrition USA, Inc. issued a press release announcing its operating results for the fourth quarter and fiscal year ended January 31, 2006. The text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

         The information in Item 2.02 of the Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
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(a)    Not applicable

(b)    Not applicable

(c)    Exhibits:
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       The following exhibit is being furnished herewith:

       99.1.  Medical Nutrition USA, Inc. press release dated April 19, 2006.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MEDICAL NUTRITION USA, INC.


April 20, 2006                               By: /s/ MYRA GANS
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                                                 Myra Gans
                                                 Executive Vice President
                                                    and Secretary

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                                  Exhibit Index
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Exhibit No.     Description
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    99.1        Medical Nutrition USA, Inc. press release dated April 19, 2006.


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